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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                _________________


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 12, 2005

                                _________________

                        ADVANCED MARKETING SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-16002                   95-3768341
(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                               5880 Oberlin Drive
                           San Diego, California 92121
               (Address of Principal Executive Offices) (Zip Code)


                              ____________________
       Registrant's telephone number, including area code: (858) 457-2500


                                       N/A
          (Former name or former address, if changed since last report)
                                _________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On May 12, 2005, Advanced Marketing Services, Inc., a Delaware corporation (the "Company"), Publishers Group West Incorporated, a California corporation, and Publishers Group Incorporated, a California corporation (collectively, the "Company Borrowers"), entered into Waiver and Amendment Number Three ("Amendment No. 3") to that certain Loan and Security Agreement dated April 27, 2004 (the "Loan Agreement") by and among the Company Borrowers, certain lenders, and Wells Fargo Foothill, Inc., as amended by that certain Amendment Number One dated October 8, 2004 ("Amendment No. 1") and that certain Amendment Number Two dated February 28, 2005 ("Amendment No. 2"). Amendment No. 3 amends the Loan Agreement to (a) increase the maximum revolving borrowing amount from $60 million to $90 million; (b) alter the borrowing base calculation so that it is based principally on the amount of the Company Borrowers' eligible accounts receivable and inventory; (c) change the interest rate to be either Wells Fargo's "prime rate" plus up to 1.5% (increased from 1.0%) or LIBOR plus up to 2.75%, in each case depending on the Company's earnings (before interest, taxes, depreciation and amortization and subject to other adjustments) with a minimum interest rate of 4.5% (increased from 2.5%); (d) define the Company's minimum EBITDA requirement to be ($4.6 million) for the 3-month period ending June 30, 2005, ($1.949 million) for the 6-month period ending September 30, 2005, $10.212 million for the 9-month period ending December 31, 2005, and $7.265 million for the 12-month period ending March 31, 2006; (e) waive the Cash Dominion Triggering Event and the Collateral Reporting Triggering Event that occurred on April 29, 2005 as a result of the Borrowing Base Availability being less than $10 million; and (f) extend the deadline to deliver certain audited consolidated financial statements for the fiscal year ended March 31, 2004 to July 31, 2005 and for the fiscal year ended March 31, 2005 to October 31, 2005.

     A copy of Amendment No. 3 is filed as Exhibit 10.1 to this report and is incorporated herein by reference. A copy of the Loan Agreement was filed as an exhibit to the Company's Current Report on Form 8-K filed with the Commission on April 30, 2004, and is incorporated herein by reference. Copies of Amendments No. 1 and No. 2 were filed as an exhibit to the Company's Current Report on Form 8-K filed with the Commission on March 9, 2005, and are incorporated herein by reference. The descriptions of the transactions contained in this report are qualified in their entirety by reference to such exhibits.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 10.1 Amendment No. 3 to Loan Agreement. Schedules and exhibits to this Amendment No. 3 have not been included herewith, but will be furnished supplementally to the Securities and Exchange Commission upon request.

Exhibit 99.1 Public announcement, dated May 16, 2005, of the Company.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ADVANCED MARKETING SERVICES, INC.


Date: May 18, 2005                             By: /s/ Curtis R. Smith
                                                   -----------------------------
                                                   Curtis R. Smith
                                                   Executive Vice President and
                                                   Chief Financial Officer